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                                                                   EXHIBIT 10.33




                                 LOAN AGREEMENT

       THIS LOAN AGREEMENT ("Agreement") is made as of the 21st day of August, 1997, between Consolidated Capital of North America, Inc., a Colorado corporation ("Borrower") and Stone Pine Financial Group, LLC, a Colorado limited liability company ("Lender").

                                    RECITAL

       Borrower has requested that Lender make a loan to or for the benefit of Borrower in the amount of $250,000.00, and Lender is willing to do so on the following terms and conditions.

       NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, Borrower and Lender agree as follows:

       1.     LOAN.

       1.1 Loan. Subject to all of the terms and conditions contained in this Agreement, Lender agrees to advance to Borrower, on the date hereof, the principal sum of $250,000.00 (the "Loan"). The Loan shall be evidenced by and repayable in accordance with the terms of Borrower's promissory note ("Note"), the form of which is attached as Exhibit A.

       1.2 Equity Shares. (a) As additional consideration for the advancement of the Loan, Borrower shall issue to Lender Common Shares of Borrower as follows: 60,000 Common Shares upon advancement of the Loan (the "Common Shares").

       (b) The Common Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, will constitute "restricted securities" for purposes of the Securities Act and Lender will not be able to transfer such Common Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or an exemption therefrom. The certificates evidencing the Common Shares shall contain a legend to the foregoing effect.

       (c) Borrower, shall upon the demand of any holder of the Common Shares, file a registration statement with the SEC to permit the sale of the Common Shares by the holders of such shares from time to time. The holders of the Common Shares shall also have "piggyback" registration rights.

       2.     CONDITIONS TO THE LOAN.

       2.1 Documents. The making of the Loan is conditioned upon the execution and/or delivery to Lender of the following agreements, instruments and documents by the parties thereto: (a) this Agreement; (b) the Note; and (c) a stock certificate for 60,000 Common Shares of Borrower issued in the name of Lender.
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       2.2    Representations and Warranties.  All representations and
warranties contained in this Agreement shall be true in all material respects on and as of the date of the making of the Loan as if such representations and warranties had been made on and as of such date.

       3.     REPRESENTATIONS AND WARRANTIES.

       3.1 Representations and Warranties of Borrower. Borrower represents and warrants that as of the date of the execution of this Agreement:

       (a) Existence. Borrower is a corporation duly organized and in good standing under the laws of the State of Colorado and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on Borrower's financial condition, results of operations or business.

       (b) Authority. The execution and delivery by Borrower of this Agreement and the Note: (a) are within Borrower's corporate powers; (b) are duly authorized by Borrower's board of directors; (c) are not in contravention of the terms of Borrower's certificate of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower's property is bound; (e) do not require any governmental consent, registration or approval; (f) do not contravene any contractual or governmental restriction binding upon Borrower; and (g) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower's property may be bound or affected.

       (c) Binding Effect. This Agreement and the Note set forth the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

       3.2 Investment Representations of Lender. Lender represents and warrants to Borrower as follows:

       (a) Lender acknowledges that you have advised Lender that the Common Shares have not been registered under the Securities Act or any other securities regulation laws of any state and that your reliance on the availability of certain exemptions from registration is based in part on the representations made by Lender in this Agreement.

       (b) Lender hereby represents to you that Lender is acquiring the Common Shares for the account of Lender for investment only and not with a view to resell or otherwise
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distribute such Common Shares, and that Lender is not acquiring the Common
Shares on behalf of any other person or entity. Lender further represents that Lender does not intend to resell, transfer or dispose of all or any part of the Common Shares without registration under the Securities Act or without an opinion from counsel acceptable to Borrower, that registration is not required, and Lender represents that it is able to bear the economic risk of this investment for an indefinite period of time under these circumstances.

       (c) Lender further acknowledges that the Common Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Securities Act. Lender understands that stop transfer instructions will be issued to the transfer agent for Borrower's stock, and Lender consents to the placing of a legend in substantially the following form on the back of the certificate issued to Lender:

              THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE LAWS REGULATING THE ISSUANCE OF SECURITIES AND ARE PURCHASED PURSUANT TO AN INVESTMENT REPRESENTATION BY THE PURCHASER THEREOF. THESE SHARES SHALL NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

       (d) Lender agrees to hold harmless and indemnify Borrower for any and all liabilities resulting to it through violation by Lender of the above warranties and representations.

       4.     DEFAULT AND RIGHTS AND REMEDIES.

       4.1 Default and Rights and Remedies. Upon the occurrence of default, Lender shall have the rights and remedies set forth in the Note and the rights and remedies available to Lender under applicable law.

       5.     MISCELLANEOUS.

       5.1 Reliance by Lender. All covenants, agreements, representations and warranties made by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon Lender.





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       5.2    Parties.  Whenever in this Agreement there is reference made to any of the parties, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of Borrower and Lender.

       5.3 Applicable Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF COLORADO. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE CITY OF DENVER, COLORADO. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

       5.4 Maximum Interest. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Loan or the indebtedness hereunder or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess cash amounts theretofore collected by Lender be credited on the principal balance of the Loan (or if the Loan has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration.





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       IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                           CONSOLIDATED CAPITAL OF
                                           NORTH AMERICA, INC.
                                           a Colorado corporation

                                           By:   /s/ Donald R. Jackson
                                              ---------------------------------
                                                  Donald R. Jackson
                                                  Treasurer


                                           STONE PINE FINANCIAL GROUP, LLC
                                           a Colorado limited liability company

                                           By:  /s/ Paul Bagley
                                              ---------------------------------
                                                  Paul Bagley
                                                  Chief Executive Officer





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                                  Exhibit A to
                                 Loan Agreement


                                      Note

                                    Attached





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                                   TERM NOTE

$250,000.00                                                      August 21, 1997

       FOR VALUE RECEIVED, the undersigned, Consolidated Capital of North America, Inc., a Colorado corporation ("Borrower"), promises to pay to Stone Pine Financial Group, LLC, a Colorado limited liability company ("Lender"), at Suite 400, 410 17th Street, Denver, Colorado 80202, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal amount of $250,000.00 as described herein. Borrower further promises to pay interest (computed on the basis of a year consisting of twelve equal months) on the principal balance of this Term Note (this "Note") outstanding from time to time at the rate of 12.0% per annum.

       Interest on this Note shall be payable monthly in arrears on the 1st day of each month beginning with the 1st day of September, 1997. The principal of this Note and accrued and unpaid interest hereon shall be due and payable in full upon the earlier of (a) October 21, 1997 or (b) the closing of the acquisition of the assets of Capitol Metals Co., Inc. and the related financing transactions.

       Borrower shall have the option at any time to prepay, without penalty, the whole or a part of the principal of this Note. All prepayments shall be applied first to accrued and unpaid interest and then to principal.

       The existence of any of the following conditions or the occurrence of one or the following events, if not cured or waived within ten (10) days after notice shall be an Event of Default of this Note:

              (a) Borrower shall fail to make any payment of any installment of interest or principal of this Note when due and payable; or

              (b) Any warranty or representation contained in the Loan Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made; or

              (c) Any violation in any material respect of any covenant contained in the Loan Agreement; or

              (d) Borrower shall fail to pay any Credit Obligation (defined to mean any obligation for the payment of borrowed money or the installment purchase price of property or an account of a lease of property, or any obligation under a guaranty or suretyship agreement covering obligations of such type) owing by it or them, or any interest or premium thereon, when due, whether owed to Lender or any other





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                     person and whether such Credit Obligation shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise, or Borrower shall fail to perform any term, covenant, or agreement on its or their part to be performed under any agreement or instrument evidencing or securing or relating to any such Credit Obligation when required to be performed which continues beyond any applicable grace period, if the effect of such failure is to accelerate or to permit the holder or holders of such Credit Obligations to accelerate the maturity of such Credit Obligation, whether or not such failure to perform shall be waived by the holder or holders of such Credit Obligation; or

              (e) Borrower is dissolved or liquidated, or Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or trustee of Borrower, commences any proceeding relating to Borrower under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower any such proceeding which remains undismissed for a period of sixty days, or Borrower by any act indicates its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of thirty days; or

              (f) Lender shall have determined that one or more conditions exist or events have occurred which will result in a material adverse change in the business, properties or financial condition of Borrower.

       Upon the happening of any one or more of the foregoing Events of Default which shall be continuing (i) the unpaid balance of the principal amount hereof shall become and be immediately due and payable without presentation, demand, protest or other notice of any kind all of which are expressly waived by Borrower and (ii) the Borrower shall pay all costs and expenses of collection, including attorneys' fees.

       If any required payment under this Note is not paid within ten (10) days after the same becomes due and payable, the same shall bear interest at a rate which is five percent (5.0%) per annum in excess of the otherwise applicable rate of interest.

       This Note is fully transferable by Lender, without the consent of or notice to, Borrower.





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       It is expressly stipulated and agreed to be the intent of Borrower and
Lender at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess cash amounts theretofore collected by Lender be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration.

       THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO.



                                           CONSOLIDATED CAPITAL OF
                                           NORTH AMERICA, INC.
                                           a Colorado corporation



                                           By:  /s/ Donald R. Jackson
                                              ---------------------------------
                                                  Donald R. Jackson
                                                  Treasurer





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